                                                                   EXHIBIT 99.7


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Cape May Light, L.L.C.,


                                                        Case Number 01-10961 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Cape May Light, L.L.C., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Cape May Light, L.L.C.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: CAPE MAY LIGHT, L.L.C.                         CASE NUMBER: 01-10961(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:CAPE MAY LIGHT, L.L.C.                               CASE NO:01-10961(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached. Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                          ATTACHED
       NAME OF SCHEDULE                                   (YES/NO)                  ASSETS                       LIABILITIES
A.  Real Property                                            Yes                $         0.00

B.  Personal Property                                        Yes                $57,713,217.37

D.  Creditors Holding Secured Claims                         Yes                                                $39,350,201.00

E.  Creditors Holding Unsecured Priority Claims              Yes                                                $         0.00

F.  Creditors Holding Unsecured Nonpriority Claims           Yes                                                $63,928,986.36

G.  Executory Contracts and Unexpired Leases                 Yes

H.  Codebtors                                                Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                   No

J.  Current Expenditure of Individual Debtor(s)              No

               TOTALS                                                           $57,713,217.37                 $103,279,187.36

CAPE MAY LIGHT, L.L.C.                                           01-10961 (EIK )
              DEBTOR                                                CASE NO.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

CAPE MAY LIGHT, L.L.C.                                            01-10961 (EIK)
              DEBTOR                                                 CASE NO.

                           SCHEDULE A - REAL PROPERTY

                                                                                 NET BOOK VALUE
                                                                                 OF DEBTOR'S INTEREST
                                                                                 IN PROPERTY, WITHOUT
                                                                                 DEDUCTING ANY SECURED
DESCRIPTION AND LOCATION                   NATURE OF DEBTOR'S                    CLAIM OR EXEMPTION               AMOUNT OF
OF PROPERTY                                INTEREST IN PROPERTY                                                   SECURED CLAIM

        -NONE-

                                                    TOTAL DEBTOR -

                                TOTAL -

CAPE MAY LIGHT, L.L.C.                                            01-10961 (EIK)
              DEBTOR                                                 CASE NO.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION            NET BOOK
                                                                                 OF PROPERTY                         VALUE(*)
    TYPE OF PROPERTY                                                 NONE
1.   Cash on hand.                                                               SEE EXHIBIT-B1                      $ 24,514.89

2.   Checking, savings or other financial accounts, certificates                 SEE EXHIBIT-B2                      $790,327.65
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilites, telephone                X          NONE                                $      0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video          X          NONE                                $      0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                     SEE EXHIBIT-B5                      $      0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                 X          NONE                                $      0.00
7.   Furs and jewelry.                                                X          NONE                                $      0.00

8.   Firearms and sports, photographic and other hobby                X          NONE                                $      0.00
     equipment.

9.   Interests in insurance policies. Name of insurance               X          NONE                                $      0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                         X          NONE                                $      0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit       X          NONE                                $      0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated            X          NONE                                $      0.00
     businesses.

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION         NET BOOK
                                                                                 OF PROPERTY                      VALUE(*)
    TYPE OF PROPERTY                                                 NONE
13.  Interest in partnerships or joint ventures.                      X          NONE                             $         0.00

14.  Government and corporate bonds and other negotiable              X          NONE                             $         0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                        SEE EXHIBIT-B15                  $12,003,754.51

16.  Alimony, maintenance, support and property settlements           X          NONE                             $         0.00
     to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                  SEE EXHIBIT-B17                  $         0.00

18.  Equitable future interests, life estates, and rights or          X          NONE                             $         0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a             X          NONE                             $         0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20                  $         0.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.             X          NONE                             $         0.00

22.  Licenses, franchises and other general intangibles.                         SEE EXHIBIT-B22                  $         0.00

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION            NET BOOK
                                                                                 OF PROPERTY                         VALUE(*)
    TYPE OF PROPERTY                                                 NONE
23.  Automobiles, trucks, trailers and other vehicles and             X          NONE                                $         0.00
     accessories.

24.  Boats, motors and accessories.                                              SEE EXHIBIT-B24                     $35,107,175.00

25.  Aircraft and accessories.                                        X          NONE                                $         0.00

26.  Office equipment, furnishings and supplies.                      X          NONE                                $         0.00

27.  Machinery, fixtures, equipment and supplies used in              X          NONE                                $         0.00
     business.

28.  Inventory.                                                                  SEE EXHIBIT-B28
                                                                                                                     $   750,424.74

29.  Animals.                                                         X          NONE                                $         0.00

30.  Crop - growing or harvested.                                     X          NONE                                $         0.00

31.  Farm equipment and implements.                                   X          NONE                                $         0.00

32.  Farm supplies, chemicals and feed.                               X          NONE                                $         0.00

33.  Other personal property of any kind not already listed.                     SEE EXHIBIT-B33                     $ 9,037,020.58

                                                         TOTAL:                                                      $57,713,217.37

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       PAGE 1 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B1

ASSET ID              DESCRIPTION                                LOCATION                                         NET BOOK  VALUE
56              PETTY CASH                                 ON BOARD THE CAPE MAY LIGHT                                $ 4,770.11
                                                           C/O ROBIN STREET WHARF
                                                           1380 PORT OF NEW ORLEANS PLACE
                                                           NEW ORLEANS, LA 70130-1890

271             PETTY CASH IN TRANSIT                      IN TRANSIT TO THE OFFICE                                   $19,744.78

                                                    TOTAL                                                             $24,514.89

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       PAGE 2 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B2

ASSET ID              DESCRIPTION                                LOCATION                                         NET BOOK  VALUE
69               AMERICAN CLASSIC VOYAGES CO.                    BANK OF AMERICA                                     $  4,488.65
                 ACCOUNT NUMBER 0030 6982 7205                   BUSINESS SMALL SALES
                                                                 901 WEST TRADE STREET
                                                                 CHARLOTTE, NC 28255

109              CAPE MAY LIGHT ESCROW ACCOUNT                   U.S. DEPARTMENT OF TRANSPORTATION                   $785,839.00
                                                                 MARITIME ADMINISTRATION
                                                                 400 SEVENTH STREET, SW
                                                                 WASHINGTON, DC 20590

                                                          TOTAL                                                      $790,327.65

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       PAGE 3 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

ASSET ID              DESCRIPTION                                LOCATION                                         NET BOOK  VALUE
533

                                                    TOTAL                                                               $0.00

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       PAGE 4 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B15

ASSET ID              DESCRIPTION                                   LOCATION                                       NET BOOK VALUE
500              CREDIT CARD RECEIVABLES                     PAYMENT TECH, AMERICAN EXPRESS,                       $    15,651.15
                                                             NOVUS (DISCOVER) & DINER'S CLUB

340              INTERCOMPANY RECEIVABLES                    AMERICAN CLASSIC VOYAGES CO.                          $ 1,258,745.03

342              INTERCOMPANY RECEIVABLES                    CAT II, INC.                                          $     4,646.56

343              INTERCOMPANY RECEIVABLES                    GREAT AQ STEAMBOAT, LLC                               $ 1,640,241.44

344              INTERCOMPANY RECEIVABLES                    GREAT HAWAIIAN PROPERTIES CORPORATION                 $     4,188.00

346              INTERCOMPANY RECEIVABLES                    OCEANIC SHIP CO.                                      $    16,143.91

349              INTERCOMPANY RECEIVABLES                    PROJECT AMERICA SHIP II, INC.                         $   412,316.64

351              INTERCOMPANY RECEIVABLES                    THE DELTA QUEEN STEAMBOAT CO.                         $ 8,451,454.40

499              INTERCOMPANY RECEVEIVABLES                  DELTA QUEEN COASTAL VOYAGES, L.L.C.                   $   200,367.38

                                                    TOTAL                                                          $12,003,754.51

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                       PAGE 5 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B17

ASSET ID              DESCRIPTION                                   LOCATION                                       NET BOOK VALUE
554

                                                    TOTAL                                                                $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                  1/04/02

                         DISTRICT OF DELAWARE                       PAGE 6 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B20

ASSET ID              DESCRIPTION                                   LOCATION                                       NET BOOK VALUE
571

                                                          TOTAL                                                        $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                  1/04/02

                         DISTRICT OF DELAWARE                       PAGE 7 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B22

ASSET ID                 DESCRIPTION                                   LOCATION                                  NET BOOK VALUE
478                   LIQUOR LICENSE                                STATE OF MASSACHUSETTS                           UNKNOWN
                      LICENSE/CERTIFICATE# 0081

481                   LIQUOR LICENSE                                STATE OF VIRGINIA                                UNKNOWN
                      LICENSE/CERTIFICATE# 012331

479                   LIQUOR LICENSE                                STATE OF NEW YORK                                UNKNOWN
                      LICENSE/CERTIFICATE# 511450

477                   LIQUOR LICENSE                                STATE OF FLORIDA                                 UNKNOWN
                      LICENSE/CERTIFICATE# 7926

                                                            TOTAL                                                      $0.00

                         UNITED STATES BANKRUPTCY COURT                  1/04/02

                         DISTRICT OF DELAWARE                       PAGE 8 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B24

ASSET ID              DESCRIPTION                                   LOCATION                                       NET BOOK VALUE
501                 VESSEL                                        NEW ORLEANS, LA                                  $35,107,175.00

                                                     TOTAL                                                         $35,107,175.00

                         UNITED STATES BANKRUPTCY COURT                  1/04/02

                         DISTRICT OF DELAWARE                       PAGE 9 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B28

ASSET ID              DESCRIPTION                                      LOCATION                                 NET BOOK VALUE
469                  INVENTORY:                                     CAPE MAY LIGHT                               $750,424.74
                     NEW ORLEANS, FOOD, BEVERAGE,
                     HOTEL SUPPLY, GIFTSHOP, TECH
                     CONSUMABLES, DIESEL FUEL

                                                           TOTAL                                                 $750,424.74

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT                  1/04/02

                         DISTRICT OF DELAWARE                      PAGE 10 OF 10

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B33

ASSET ID              DESCRIPTION                                      LOCATION                                NET BOOK VALUE
504                  CONSTRUCTION IN PROGRESS                       NEW ORLEANS                                 $  428,338.72

506                  DEFERRED LOAN COSTS                            NEW ORLEANS                                 $2,559,333.82

480                  LIQUOR LICENSE                                 STATE OF RHODE ISLAND                             UNKNOWN
                     LICENSE/CERTIFICATE # 551

505                  PREPAID EXPENSE                                NEW ORLEANS                                 $  102,348.04

502                  VESSEL IMPROVEMENTS - 5 YEAR                   NEW ORLEANS                                 $3,877,000.00

503                  VESSEL IMPROVEMENTS - 7 YEAR                   NEW ORLEANS                                 $2,070,000.00

                                                      TOTAL                                                     $9,037,020.58

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete SCHEDULE H - CODEBTORS.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  SEE ATTACHED

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

Creditor's Name and                     Claim was incurred on or       Contingent                         Amount         Unsecured
Mailing Address                         before the date listed below.                                     of Claim       Portion.
Including Zip Code                                                            Unliquidated                               If Any
                                        If claim is subject to
                          text          setoff, so state.                              Disputed

                                                                                                 Co-
                                                                                                 Debt
                                   Date     Amount
Sub Schedule                       SECURED BANK DEBT

US DEPT OF TRANSPORTATION                                                X      X        X         X
400 SEVENTH STREET, SW             PRINCIPAL AMOUNT: $37,900,000.00
WASHINGTON DC 20590                INTEREST: $1,450,201.00
Creditor: 127054 - 27
                                                                         X                X
                                   FIRST PREFERRED SHIP MORTGAGE
                                   IN "CAPE MAY LIGHT"
                                   SHIP CONSTRUCTION FINANCING                                            $39,350,201.00    $ .00

             TOTAL SUB SCHEDULE:                                                                          $39,350,201.00    $0.00

               TOTAL SCHEDULE D:                                                                          $39,350,201.00    $0.00

                                                                                                          $39,350,201.00    $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (EIK)

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete SCHEDULE H - CODEBTORS. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this SCHEDULE E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the SUMMARY OF SCHEDULES.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

         WAGES, SALARIES, AND COMMISSIONS

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

         CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

         CERTAIN FARMERS AND FISHERMEN

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (EIK)

         DEPOSITS BY INDIVIDUALS

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. ss. 507(a)(6).

         ALIMONY, MAINTENANCE, OR SUPPORT

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENT UNITS

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C ss. 507(a)(8).

         COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
         INSTITUTION

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         THE AMOUNT OF 2001 PRE-PETITION PROPERTY TAXES IS UNKNOWN AT THIS TIME. THE DEBTOR IS AWAITING RECEIPT OF ASSESSMENTS FROM THE VARIOUS JURISDITIONS.

         AMOUNTS LISTED MAY INCLUDE EMPLOYEE-RELATED CLAIMS WHICH WERE PAID AFTER THE PETITION DATE IN THE ORDINARY COURSE OF BUSINESS.

                                  SEE ATTACHED

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

AUGUSTA BOARD OF EDUCATION       10/19/2001                         X      X       X
307 BRACKEN STREET
AUGUSTA KY 41002
Creditor: 21316 - 03

                                                                                                       Unliquidated       UNKNOWN
BUREAU OF TAXATION               10/19/2001                         X      X       X
SALES TAX SECTION
AUGUSTA MA 04332-1065
Creditor: 21387 - 03

                                                                                                       Unliquidated       UNKNOWN
BUREAU OF TOBACCO AND FIREARMS   10/19/2001                         X      X       X
FLOOR STOCKS TAX
P.O. BOX 371951
PITTSBURGH PA 15251-7951
Creditor: 21423 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF DOVER                    10/19/2001                         X      X       X
CITY TAX COLLECTOR
ATTN: JAMES SCURLOCK
P.O. BOX 447
DOVER TN 37058
Creditor: 21439 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY TREASURER                   10/19/2001                         X      X       X
ATTN: CARL LEVI
102 CITY HALL
CHATTANOOGA TN 37402-4284
Creditor: 21433 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF ASHLAND                  10/19/2001                         X      X       X
ATTN: PSC TAX
P.O. BOX 1839
ASHLAND KY 41105-1839
Creditor: 21315 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF AUGUSTA                  10/19/2001                         X      X       X
BOX 85
AUGUSTA KY 41002
Creditor: 21317 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF BELLEVUE                 10/19/2001                         X      X       X
616 POPLAR
BELLEVUE KY 41073
Creditor: 21320 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF BROMLEY                  10/19/2001                         X      X       X
226 BOONE STREET
BROMLEY KY 41016
Creditor: 21322 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

CITY OF CALIFORNIA               10/19/2001                         X      X       X
P.O. BOX 25
CALIFORNIA KY 41007
Creditor: 21326 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF CARROLLTON               10/19/2001                         X      X       X
P.O. BOX 156
750 CLAY STREET
CARROLLTON KY 41008
Creditor: 21328 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF CATLETTSBURG             10/19/2001                         X      X       X
P.O. BOX 533
CATLETTSBURG  KY  41129
Creditor: 21329 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF CLARKSVILLE              10/19/2001                         X      X       X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE TN 37041-0928
Creditor: 21436 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF CLOVERPORT               10/19/2001                         X      X       X
227 WEST MAIN
CLOVERPORT KY 40111
Creditor: 21332 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF COVINGTON                10/19/2001                         X      X       X
638 MADISON AVENUE
COVINGTON KY 41011
Creditor: 21333 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF DAYTON                   10/19/2001                         X      X       X
514 6TH AVENUE
DAYTON KY 41074
Creditor: 21335 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF EDDYVILLE                10/19/2001                         X      X       X
P.O. BOX 744
EDDYVILLE KY 42038
Creditor: 21336 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF FORT THOMAS              10/19/2001                         X      X       X
130 N. FT. THOMAS AVENUE
FORT THOMAS KY 41075
Creditor: 21340 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

CITY OF GHENT                    10/19/2001                         X      X       X
P.O. BOX 333
GHENT KY 41045
Creditor: 21344 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF HAWESVILLE               10/19/2001                         X      X       X
P.O. BOX 157
HAWESVILLE KY 42348
Creditor: 21347 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF HENDERSON                10/19/2001                         X      X       X
P.O. BOX 716
HENDERSON KY 42419
Creditor: 21349 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF KUTTAWA                  10/19/2001                         X      X       X
P.O. BOX 400
KUTTAWA KY 42055
Creditor: 21352 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF LEWISPORT                10/19/2001                         X      X       X
P.O. BOX 22
LEWISPORT KY 42351
Creditor: 21354 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF LOUISVILLE TREASURER     10/19/2001                         X      X       X
611 W. JEFFERSON STREET
LOUISVILLE KY 40202-2763
Creditor: 21355 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF LUDLOW                   10/19/2001                         X      X       X
P.O. BOX 16188
LUDLOW KY 41016
Creditor: 21357 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF MAYSVILLE                10/19/2001                         X      X       X
216 BRIDGE STREET
MAYSVILLE KY 41056
Creditor: 21359 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF MELBOURNE                10/19/2001                         X      X       X
502 GARFIELD AVENUE
MELBOURNE KY 41059
Creditor: 21361 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

CITY OF MEMPHIS TREASURER        10/19/2001                         X      X       X
125 N. MAIN ROOM 375
MEMPHIS TN 38103-2080
Creditor: 21446 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF MENTOR                   10/19/2001                         X      X       X
CITY CLERK
P.O. BOX 3
MENTOR KY 41007
Creditor: 21362 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF MILTON                   10/19/2001                         X      X       X
10179 HIGHWAY 421 N.
MILTON KY 40045
Creditor: 21363 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF NEW ORLEANS              10/19/2001                         X      X       X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS LA 70161-1840
Creditor: 21385 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF NEWPORT                  10/19/2001                         X      X       X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT KY 41071-2184
Creditor: 21365 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF OWENSBORO                10/19/2001                         X      X       X
101 EAST 4TH STREET
OWENSBORO KY 42303
Creditor: 21367 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF PADUCAH                  10/19/2001                         X      X       X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH KY 42002-2697
Creditor: 21369 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF RUSSELL                  10/19/2001                         X      X       X
P.O. BOX 394
RUSSELL KY 41169
Creditor: 21371 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF SILVER GROVE             10/19/2001                         X      X       X
308 OAK STREET
P.O. BOX 417
SILVER GROVE KY 41085
Creditor: 21372 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

CITY OF SMITHLAND                10/19/2001                         X      X       X
P.O. BOX 287
SMITHLAND KY 42081
Creditor: 21373 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF WARSAW                   10/19/2001                         X      X       X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW KY 41095
Creditor: 21376 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF WEST POINT               10/19/2001                         X      X       X
509 ELM STREET
WEST POINT KY 40177
Creditor: 21378 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF WICKLIFFE KENTUCKY       10/19/2001                         X      X       X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE KY 42087
Creditor: 21379 - 03

                                                                                                       Unliquidated       UNKNOWN
CITY OF WURTLAND                 10/19/2001                         X      X       X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND KY 41144
Creditor: 21381 - 03

                                                                                                       Unliquidated       UNKNOWN
COMPTROLLER OF PUBLIC ACCOUNTS   10/19/2001                         X      X       X
111 E 17TH STREET
AUSTIN TN 78774-0100
Creditor: 21458 - 03

                                                                                                       Unliquidated       UNKNOWN
COMPTROLLER OF PUBLIC ACCOUNTS   10/19/2001                         X      X       X
111 E 17TH STREET
AUSTIN TN 78774
Creditor: 21457 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF BALLARD                10/19/2001                         X      X       X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE KY 42087
Creditor: 21380 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF BENTON TRUSTEE         10/19/2001                         X      X       X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN TN 38320
Creditor: 21431 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

COUNTY OF BOYD                   10/19/2001                         X      X       X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG KY 41129
Creditor: 21330 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF BRACKEN SHERIFF        10/19/2001                         X      X       X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE KY 41004
Creditor: 21323 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF BRECKINRIDGE           10/19/2001                         X      X       X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG KY 40143
Creditor: 21346 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF CAMPBELL               10/19/2001                         X      X       X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY COURTHOUSE
4TH & YORK STREETS
NEWPORT KY 41071
Creditor: 21366 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF CARLISLE               10/19/2001                         X      X       X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL KY 42023
Creditor: 21318 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF CARROLL SHERIFF        10/19/2001                         X      X       X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON KY 41008
Creditor: 21327 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF CHEATHAM               10/19/2001                         X      X       X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND TN 37015
Creditor: 21430 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF CRITTENDEN             10/19/2001                         X      X       X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION KY 42064
Creditor: 21358 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF DAVIESS SHERIFF        10/19/2001                         X      X       X
212 ST ANN STREET
OWENSBORO KY 42303-4146
Creditor: 21368 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

COUNTY OF DECATUR TRUSTEE        10/19/2001                         X      X       X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE TN 38329
Creditor: 21438 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF DICKSON TRUSTEE        10/19/2001                         X      X       X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE TN 37036
Creditor: 21432 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF DYER TRUSTEE           10/19/2001                         X      X       X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG TN 38024
Creditor: 21441 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF FULTON                 10/19/2001                         X      X       X
ATTN: ROBERT HOPPER, SHERIFF
P.O. BOX 7
HICKMAN KY 42050
Creditor: 21351 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF GALLATIN               10/19/2001                         X      X       X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW KY 41095
Creditor: 21377 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF GREENUP                10/19/2001                         X      X       X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP KY 41144
Creditor: 21345 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HAMILTON TRUSTEE       10/19/2001                         X      X       X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA TN 37402
Creditor: 21434 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HANCOCK                10/19/2001                         X      X       X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE KY 42348
Creditor: 21348 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HARDIN SHERIFF         10/19/2001                         X      X       X
100 PUBLIC SQUARE
ETOWN KY 42701
Creditor: 21338 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

COUNTY OF HARDIN TRUSTEE         10/19/2001                         X      X       X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH TN 38372
Creditor: 21452 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HENDERSON SHERIFF      10/19/2001                         X      X       X
COURTHOUSE
HENDERSON KY 42420
Creditor: 21350 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HENRY TRUSTEE          10/19/2001                         X      X       X
ATTN: JUDY MCCLANAHAN
PO BOX 776
PARIS TN 38242
Creditor: 21450 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HICKMAN                10/19/2001                         X      X       X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON KY 42031
Creditor: 21331 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HOUSTON TRUSTEE        10/19/2001                         X      X       X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN TN 37061
Creditor: 21442 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF HUMPHREYS TRUSTEE      10/19/2001                         X      X       X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY TN 37185
Creditor: 21455 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF JEFFERSON              10/19/2001                         X      X       X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE KY 40270-0300
Creditor: 21356 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF KENTON SHERIFF         10/19/2001                         X      X       X
P.O. BOX 632
COVINGTON KY 41012
Creditor: 21334 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF LAKE TRUSTEE           10/19/2001                         X      X       X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE TN 38079
Creditor: 21454 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount

Sub Schedule                     TAXING AUTHORITIES

COUNTY OF LAUDERDALE TRUSTEE     10/19/2001                         X      X       X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY TN 38063
Creditor: 21451 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF LEWIS                  10/19/2001                         X      X       X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG KY 41179
Creditor: 21375 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF LIVINGSTON             10/19/2001                         X      X       X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND KY 42081
Creditor: 21374 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF LYON                   10/19/2001                         X      X       X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE KY 42038
Creditor: 21337 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF MARION TRUSTEE         10/19/2001                         X      X       X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER TN 37347
Creditor: 21443 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF MCCRACKEN              10/19/2001                         X      X       X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY COURTHOUSE
PADUCAH KY 42003
Creditor: 21370 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF MEADE                  10/19/2001                         X      X       X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG KY 40108
Creditor: 21321 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF MONTGOMERY TRUSTEE     10/19/2001                         X      X       X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE TN 37041
Creditor: 21435 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF NASHVILLE & DAVIDSON   10/19/2001                         X      X       X
CHARLIE CARDWELL, METROPOLITAN
TTEE
800 SECOND AVENUE NORTH SUITE 2
NASHVILLE TN 37201
Creditor: 21447 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE: CAPE MAY LIGHT, L.L.C. CASE NO: 01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

COUNTY OF OLDHAM                 10/19/2001                         X      X       X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE KY 40031
Creditor: 21353 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF SHELBY TRUSTEE         10/19/2001                         X      X       X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS TN 38101-2751
Creditor: 21445 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF STEWART TRUSTEE        10/19/2001                         X      X       X
ATTN: WILBY WILLIAMS
P.O. BOX 618
DOVER TN 37058
Creditor: 21440 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF TIPTON TRUSTEE         10/19/2001                         X      X       X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON TN 38019
Creditor: 21437 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF TRIGG                  10/19/2001                         X      X       X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ KY 42211-1609
Creditor: 21325 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF TRIMBLE SHERIFF        10/19/2001                         X      X       X
P.O. BOX 56
BEDFORD KY 40006
Creditor: 21319 - 03

                                                                                                       Unliquidated       UNKNOWN
COUNTY OF WAYNE TRUSTEE          10/19/2001                         X      X       X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO TN 38485
Creditor: 21456 - 03

                                                                                                       Unliquidated       UNKNOWN
DEPARTMENT OF FINANCE & ADMIN    10/19/2001                         X      X       X
CORPORATE INCOME TAX SECTION
P.O. BOX 919
LITTLE ROCK AR 72203-0919
Creditor: 21285 - 03

                                                                                                       Unliquidated       UNKNOWN
DEPARTMENT OF REVENUE            10/19/2001                         X      X       X
P.O. BOX 3000
JEFFERSON CITY MI 65105-3000
Creditor: 21401 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

DUNCAN, GEORGE                   10/19/2001                         X      X       X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN TN 37096
Creditor: 21444 - 03

                                                                                                       Unliquidated       UNKNOWN
FLORIDA DEPARTMENT OF REVENUE    10/19/2001                         X      X       X
5050 W TENNESSEE STREET
TALLAHASSEE FL 32399-0100
Creditor: 21296 - 03

                                                                                                       Unliquidated       UNKNOWN
FRANCHISE TAX BOARD              10/19/2001                         X      X       X
P.O. BOX 942857
SACRAMENTO CA 94257-0501
Creditor: 21288 - 03

                                                                                                       Unliquidated       UNKNOWN
GIRTEN, JAMES                    10/19/2001                         X      X       X
SHERIFF UNION
PO BOX 30
MORGANFIELD KY 42437
Creditor: 21364 - 03

                                                                                                       Unliquidated       UNKNOWN
HORWOOD, MARCUS & BERK           10/19/2001                         X      X       X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO IL 60601
Creditor: 21302 - 03

                                                                                                       Unliquidated       UNKNOWN
INTERNAL REVENUE SERVICE CENTER  10/19/2001                         X      X       X
ATTN: REVENUE OFF.
ATLANTA GA 39901-0012
Creditor: 21298 - 03

                                                                                                       Unliquidated       UNKNOWN
INTERNAL REVENUE SERVICE CENTER  10/19/2001                         X      X       X
ATTN: REVENUE OFFICER
CINCINNATI OH 45999-0009
Creditor: 21413 - 03

                                                                                                       Unliquidated       NKNOWN
KENTUCKY REVENUE CABINET         10/19/2001                         X      X       X
ATTN: TREASURER
FRANKFORT KY 40620-0003
Creditor: 21343 - 03

                                                                                                       Unliquidated       UNKNOWN
KENTUCKY REVENUE CABINET         10/19/2001                         X      X       X
ATTN: TREASURER
FRANKFORT KY 40620
Creditor: 21342 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

KENTUCKY REVENUE CABINET         10/19/2001                         X      X       X
DEPARTMENT OF PROPERTY
VALUATION
200 FAIR OAKS LANE - 4TH FLOOR
STATION 32
FRANKFORT KY 40620
Creditor: 21341 - 03

                                                                                                       Unliquidated       UNKNOWN
MAYSVILLE/MASON                  10/19/2001                         X      X       X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE KY 41056
Creditor: 21360 - 03

                                                                                                       Unliquidated       UNKNOWN
MAZZEFFI & COMPANY               10/19/2001                         X      X       X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG IL 60193-4914
Creditor: 21304 - 03

                                                                                                       Unliquidated       UNKNOWN
MCCARTHY TETRAULT LLP            10/19/2001                         X      X       X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO ON M5K 1E6 CANADA
Creditor: 21289 - 03

                                                                                                       Unliquidated       UNKNOWN
MIAMI-DADE PROPERTY APPRAISER    10/19/2001                         X      X       X
111 NW 1 STREET
SUITE 710
MIAMI FL 33128-1984
Creditor: 21293 - 03

                                                                                                       Unliquidated       UNKNOWN
MINNESOTA PARTNERSHIP TAX        10/19/2001                         X      X       X
MAIL STATION 1760
ST. PAUL MI 55145-1760
Creditor: 21397 - 03

                                                                                                       Unliquidated       UNKNOWN
OFFICE OF REVENUE                10/19/2001                         X      X       X
P.O. BOX 23050
JACKSON MI 39225-3050
Creditor: 21400 - 03

                                                                                                       Unliquidated       UNKNOWN
OFFICE OF REVENUE                10/19/2001                         X      X       X
P.O. BOX 23050
JACKSON MI 39215-1033
Creditor: 21399 - 03

                                                                                                       Unliquidated       UNKNOWN
PARISH OF ORLEANS                10/19/2001                         X      X       X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL - CIVIC CENTER
1300 PERDIDO STREET
NEW ORLEANS LA 70112
Creditor: 21386 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

PENDLETON                        10/19/2001                         X      X       X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH KY 41040
Creditor: 21339 - 03

                                                                                                       Unliquidated       UNKNOWN
PWBA                             10/19/2001                         X      X       X
P.O. BOX 7043
LAWRENCE KS 66044-7043
Creditor: 21314 - 03

                                                                                                       Unliquidated       UNKNOWN
ROUSE, MARILYN                   10/19/2001                         X      X       X
BOONE COUNTY SHERIFF
PO BOX 198
BURLINGTON KY 41005
Creditor: 21324 - 03

                                                                                                       Unliquidated       UNKNOWN
SALES & USE TAX                  10/19/2001                         X      X       X
P.O. BOX 999
TRENTON NJ 08646-0999
Creditor: 21405 - 03

                                                                                                       Unliquidated       UNKNOWN
SALES AND USE TAX SECTION        10/19/2001                         X      X       X
P.O. BOX 1272
LITTLE ROCK AR 72203
Creditor: 21286 - 03

                                                                                                       Unliquidated       UNKNOWN
SECRETARY OF REVENUE             10/19/2001                         X      X       X
P.O. BOX 91011
BATON ROUGE LA 70821-9011
Creditor: 21384 - 03

                                                                                                       Unliquidated       UNKNOWN
SMITH, MARTHA CLERK & MASTER     10/19/2001                         X      X       X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH TN 38372
Creditor: 21453 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE INCOME TAX                 10/19/2001                         X      X       X
P.O. BOX 8026
LITTLE ROCK AR 72203-8026
Creditor: 21287 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF ALABAMA                 10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS TAX
DIVISION
P.O. BOX 327710
MONTGOMERY AL 36132-7710
Creditor: 21284 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF ALABAMA                 10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX DIVISION
P.O. BOX 327441
MONTGOMERY AL 36132-7441
Creditor: 21283 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF ALABAMA                 10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX
DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY AL 36132-7430
Creditor: 21282 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF CONNECTICUT             10/19/2001                         X      X       X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2974
HARTFORD CT 06104-2974
Creditor: 21292 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF CONNECTICUT             10/19/2001                         X      X       X
DEPARTMENT OF REVENUE SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD CT 06104-2970
Creditor: 21291 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF CONNECTICUT             10/19/2001                         X      X       X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2935
HARTFORD CT 06104-2935
Creditor: 21290 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF FLORIDA                 10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE FL 32399-0135
Creditor: 21297 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF FLORIDA                 10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE FL 32399-0125
Creditor: 21295 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF FLORIDA COMPTROLLER     10/19/2001                         X      X       X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE FL 32399-0350
Creditor: 21294 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF HAWAII TAX COLLECTOR    10/19/2001                         X      X       X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU HI 96806-1530
Creditor: 21300 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF HAWAII TAX COLLECTOR    10/19/2001                         X      X       X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU HI 96806-1425
Creditor: 21299 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF HAWAII TAX COLLECTOR    10/19/2001                         X   X   X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU HI 96811-3559
Creditor: 21301 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF ILLINOIS                10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD IL 62776-0001
Creditor: 21307 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF ILLINOIS                10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD IL 62794-9031
Creditor: 21306 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF ILLINOIS                10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD IL 62794-9008
Creditor: 21305 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF ILLINOIS                10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO IL 60680-6994
Creditor: 21303 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF INDIANA                 10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS IN 46204
Creditor: 21310 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF INDIANA                 10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS IN 46207-7231
Creditor: 21309 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF INDIANA                 10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS IN 46204-2253
Creditor: 21308 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF IOWA                    10/19/2001                         X      X       X
DEPT OF REVENUE AND FINANCE
INCOME TAX RETURN PROCESSING
HOOVER STATE OFFICE BUILDING
DES MOINES IA 50319-0120
Creditor: 21312 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF IOWA                    10/19/2001                         X      X       X
DEPT OF REVENUE AND FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES IA 50306-0468
Creditor: 21311 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF IOWA TREASURER          10/19/2001                         X      X       X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES IA 50306-0412
Creditor: 21313 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF LOUISIANA               10/19/2001                         X      X       X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
PO BOX 91010
BATON ROUGE LA 70821-9010
Creditor: 21475 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF LOUISIANA               10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE LA 70821-3440
Creditor: 21383 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF LOUISIANA               10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE LA 70821-3138
Creditor: 21382 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF MAINE                   10/19/2001                         X      X       X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA MA 04333-0024
Creditor: 21388 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF MAINE                   10/19/2001                         X      X       X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA MA 04332-1062
Creditor: 21389 - 03

                                                                                                       Unliquidated       UNKNOWN
STATE OF MARYLAND                10/19/2001                         X      X       X
COMPTROLLER OF THE TREASURY
110 CARROLL STREET
ANNAPOLIS MA 21411-0001
Creditor: 21391 - 03

                                                                                                       Unliquidated       UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF MARYLAND COMPTROLLER    10/19/2001                         X      X       X
REVENUE ADMINISTRATION DIVISION
ANNAPOLIS MA 21411-0001
Creditor: 21390 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MASSACHUSETTS           10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON MA 02204-7039
Creditor: 21394 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MASSACHUSETTS           10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON MA 02204
Creditor: 21393 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MASSACHUSETTS           10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON MA 02204
Creditor: 21392 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MINNESOTA               10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL MI 55164-0622
Creditor: 21396 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MINNESOTA               10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL MI 55145-1250
Creditor: 21395 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MISSISSIPPI             10/19/2001                         X      X       X
TAX COMMISSION
P.O. BOX 960
JACKSON MI 39205
Creditor: 21398 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MISSOURI                10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY MI 65105-0700
Creditor: 21403 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF MISSOURI                10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION &
COLLECTION
P. O. BOX 840
JEFFERSON CITY MI 65105-0840
Creditor: 21402 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                           CASE NO: 01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF NEW JERSEY              10/19/2001                         X      X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON NJ 08646-0666
Creditor: 21406 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NEW JERSEY              10/19/2001                         X      X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON NJ 08647-0194
Creditor: 21404 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NEW YORK                10/19/2001                         X      X       X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY NY 12201-1909
Creditor: 21407 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NEW YORK                10/19/2001                         X      X       X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK NY 10116-1205
Creditor: 21409 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NORTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH NC 27640-0500
Creditor: 21412 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NORTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH NC 27640-0645
Creditor: 21411 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF NORTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH NC 27640-0700
Creditor: 21410 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF OHIO TREASURER          10/19/2001                         X      X       X
P.O. BOX 181140
COLUMBUS OH 43218-1140
Creditor: 21415 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF OHIO TREASURER          10/19/2001                         X      X       X
P.O. BOX 16561
COLUMBUS OH 43216-6561
Creditor: 21414 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF OHIO TREASURER          10/19/2001                         X      X       X
P.O. BOX 27
COLUMBUS OH 43266-0027
Creditor: 21416 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF OREGON                  10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM OR 97301-2555
Creditor: 21419 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF OREGON                  10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM OR 97309-0470
Creditor: 21418 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF OREGON                  10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM OR 97309-5060
Creditor: 21417 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF PENNSYLVANIA            10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG PA 17128-0406
Creditor: 21422 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF PENNSYLVANIA            10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG PA 17128-0509
Creditor: 21421 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF PENNSYLVANIA            10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG PA 17128-0427
Creditor: 21420 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF RHODE ISLAND            10/19/2001                         X      X       X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE RI 02908-5801
Creditor: 21424 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF RHODE ISLAND            10/19/2001                         X      X       X
ONE CAPITOL HILL
STE 4
PROVIDENCE RI 02908-5802
Creditor: 21425 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF RHODE ISLAND            10/19/2001                         X      X       X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE RI 02908-5811
Creditor: 21426 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF SOUTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA SC 29214-0101
Creditor: 21429 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF SOUTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA SC 29214-0008
Creditor: 21428 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF SOUTH CAROLINA          10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA SC 29214-0100
Creditor: 21427 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF TENNESSEE               10/19/2001                         X      X       X
COMPTROLLER OF THE TREASURY
OFFICE OF STATE ASSESSED
PROPERTIES
500 DEADERICK STREET - SUITE 500
NASHVILLE TN 37243-0281
Creditor: 21448 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF TENNESSEE               10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE OFFICE
BLDG
500 DEADERICK STREET
NASHVILLE TN 37242
Creditor: 21449 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF VIRGINIA                10/19/2001                         X      X       X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND VI 23261-6626
Creditor: 21460 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF VIRGINIA                10/19/2001                         X      X       X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND VI 23218-1500
Creditor: 21459 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WASHINGTON              10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE WA 95124-1054
Creditor: 21464 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF WASHINGTON              10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA WA 98504-7473
Creditor: 21463 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WASHINGTON              10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA WA 98504-7477
Creditor: 21462 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WASHINGTON              10/19/2001                         X      X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA WA 98504-7477
Creditor: 21461 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON WV 25324-1202
Creditor: 21466 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON WV 25336-3694
Creditor: 21465 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON WV 25322-0425
Creditor: 21470 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON WV 25327-1826
Creditor: 21469 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON WV 25336-3694
Creditor: 21468 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WEST VIRGINIA           10/19/2001                         X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON WV 25324-1071
Creditor: 21467 - 03

                                                                                                       Unliquidated     UNKNOWN

                                                                                                              $0.00         $0.00

IN RE:  CAPE MAY LIGHT, L.L.C.                          CASE NO:  01-10961 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                Claim was incurred on or       Contingent                           Amount           Amount
Mailing Address                    before the date listed below.                                       of Claim         Entitled to
Including Zip Code                                                       Unliquidated                                   Priority
                                   If claim is subject to
                                   setoff, so state.                              Disputed

                                                                                            Co-
                                                                                            Debt
                                 Date        Amount
Sub Schedule                     TAXING AUTHORITIES

STATE OF WISCONSIN               10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE WI 53293-0389
Creditor: 21474 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WISCONSIN               10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON WI 53708-8965
Creditor: 21473 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WISCONSIN               10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON WI 53708-8908
Creditor: 21472 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE OF WISCONSIN               10/19/2001                         X   X   X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON WI 53785-0001
Creditor: 21471 - 03

                                                                                                       Unliquidated     UNKNOWN
STATE PROCESSING CENTER          10/19/2001                         X   X   X
P.O. BOX 61000
ALBANY NY 12261-0001
Creditor: 21408 - 03

                                                                                                       Unliquidated     UNKNOWN

      TOTAL SUB SCHEDULE:                                                                                     $0.00       $0.00

        TOTAL SCHEDULE E:                                                                                     $0.00       $0.00

                                                                                                              $0.00       $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

[X] Check this box if debtor has no creditors holding executory contracts and unexpired leases to report on this Schedule G.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (EIK)

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                     CODEBTOR
UNITED STATES DEPARTMENT                     DELTA QUEEN COASTAL VOYAGES LLC
OF TRANSPORTATION                            1380 PORT OF NEW ORLEANS PLACE
MARITIME ADMINISTRATION                      NEW ORLEANS, LA 70130
400 SEVENTH STREET, SW
WASHINGTON  DC  20590


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